UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3081
Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
29	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Appreciation Fund, Inc.

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Appreciation Fund,Inc.,covering the 12-month period from January 1,2007,through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock market.Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality”in which investors reassessed their attitudes toward risk. As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2007, through December 31, 2007, as provided by Fayez Sarofim, of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance

After posting gains during the first half of 2007, stocks generally moved lower over the second half of the year when the U.S. economy weakened and a credit crunch spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets. As investors grew more risk averse,they began to turn toward the types of large-cap growth stocks in which the fund invests.As a result, the fund produced a higher return than its benchmark for the reporting period overall.

For the 12-month period ended December 31, 2007, Dreyfus Appreciation Fund produced a total return of 6.54% .1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 5.49% for the same period.2

The Fund’s Investment Approach

The fund invests primarily in large, well-established multinational companies that we believe are solidly positioned to weather difficult economic climates and thrive in more favorable environments. We focus on purchasing blue-chip stocks at a price we consider to be justified by the company’s fundamentals.The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential. At the same time, we manage the fund in a manner particularly well suited to long-term investors. Generally, we buy and sell relatively few stocks during the course of the year, helping to minimize investors’ tax liabilities and reduce trading costs.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Large-Cap Growth Stocks Returned to Favor in 2007

U.S. stocks, as defined by the S&P 500 Index, posted positive absolute returns in 2007 despite a downturn in the U.S. economy and a credit crunch emanating from the sub-prime mortgage market over the second half of the year. Concerns regarding declining housing prices, higher energy costs and their potential effects on consumer spending weighed on the U.S. economy and parts of the stock market.The Federal Reserve Board attempted to promote greater market liquidity and forestall a potential recession by reducing the overnight federal funds rate from 5.25% to 4.25% by the reporting period’s end.

In contrast to the flagging U.S. economy, global economic growth remained robust. Consequently, some of the year’s stronger gains stemmed from large companies with substantial overseas operations. Energy stocks ranked among the top contributors to the S&P 500 Index’s results for 2007, with energy producers benefiting from powerful overseas demand and rising commodity prices. Materials stocks advanced amid persistently high demand for construction materials in emerging markets, such as China and India. Conversely, U.S. banks, broker-dealers and bond insurers posted sharp declines after announcing substantial sub-prime-related losses. Consumer discretionary stocks also suffered as investors shied away from companies that might be sensitive to slower consumer spending.

Stock Selection Strategy Produced Positive Results

As investors grew increasingly risk averse, they began to favor multinational growth companies with a track record of consistent earnings growth across full economic cycles.The fund was well positioned for this development. Overweighted exposure to energy stocks, such as Exxon Mobil, also boosted the fund’s relative performance.The fund’s consumer staples stocks, which historically have tended to hold up well when the economy slows, also fared well. For example, tobacco giant Altria Group benefited from its spin-off of Kraft Foods and plans to separate from its international tobacco division. Beverage leaders Coca-Cola and PepsiCo achieved robust growth in overseas markets, as did household goods provider Procter & Gamble.

Disappointments during 2007 proved to be relatively mild. An underweighted position in information technology stocks prevented the fund from participating as fully as the benchmark in the sector’s gains, but strong stock selections helped offset a portion of any allocation-related weakness. Similarly, the fund held no utilities, and missed out on that relatively small sector’s advance.Although financial stocks — including some of the banks and brokers ensnared in the sub-prime mortgage debacle — produced negative absolute returns, our stock selection strategy enabled the fund’s financial holdings to outperform the benchmark’s financials component.

New Holdings Expected to Benefit from Ongoing Trends

We added a number of new positions during the reporting period that we believe will help the fund participate more fully in certain secular growth trends. For example, we added coal producer Peabody Energy and driller Transocean to complement existing holdings of integrated oil producers as the search intensifies for new sources of energy. In the information technology area, Cisco Systems, QUALCOMM and Texas Instruments may give the fund greater exposure to rising demand for Internet bandwidth and the development of wireless “smartphone” technologies. Among industrial companies, Caterpillar and United Technologies are expected to benefit from the construction boom in overseas markets. In our judgment, economic and market conditions currently are ripe for large-cap growth stocks such as these.

January 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

FUND PERFORMANCE

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007

Expenses paid per $1,000 †	$ 4.77
Ending value (after expenses)	$1,014.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007

Expenses paid per $1,000 †	$ 4.79
Ending value (after expenses)	$1,020.47

† Expenses are equal to the fund’s annualized expense ratio of .94%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2007

Common Stocks—100.0%	Shares	Value ($)

Consumer Discretionary—14.8%
Christian Dior	547,800 [a]	71,891,092
Home Depot	995,100	26,807,994
McDonald’s	1,170,200	68,936,482
McGraw-Hill	2,141,200 [a]	93,805,972
News, Cl. A	5,135,708	105,230,657
News, Cl. B	239,000	5,078,750
Procter & Gamble	2,389,400	175,429,748
Target	946,100	47,305,000
Wal-Mart Stores	1,027,500	48,837,075
		643,322,770
Consumer Staples—22.1%
Altria Group	3,500,700	264,582,906
Anheuser-Busch	876,300	45,865,542
Coca-Cola	2,396,600	147,079,342
Estee Lauder, Cl. A	731,800	31,913,798
Kraft Foods, Cl. A	672,568	21,945,894
Nestle, ADR	1,244,900	142,814,928
PepsiCo	2,041,600	154,957,440
SYSCO	746,900	23,310,749
Walgreen	2,838,400	108,086,272
Whole Foods Market	448,200 [a]	18,286,560
		958,843,431
Energy—23.6%
BP, ADR	494,000	36,145,980
Chevron	1,974,800	184,308,084
ConocoPhillips	1,942,000	171,478,600
Exxon Mobil	3,393,398	317,927,459
Halliburton	1,248,200	47,319,262
Occidental Petroleum	975,900	75,134,541
Patriot Coal	17,500 [b]	730,450
Peabody Energy	175,000	10,787,000
Royal Dutch Shell, ADR	632,300	53,239,660
Total, ADR	1,145,300 [a]	94,601,780
Transocean	265,848 [b]	38,056,141
		1,029,728,957

Common Stocks (continued)	Shares	Value ($)

Financial—14.3%
American Express	1,444,100	75,122,082
American International Group	587,100	34,227,930
Ameriprise Financial	547,800	30,189,258
Bank of America	1,550,000	63,953,000
Berkshire Hathaway, Cl. A	400 [b]	56,640,000
Citigroup	3,315,933	97,621,068
HSBC Holdings, ADR	796,700 [a]	66,691,757
JPMorgan Chase & Co.	1,917,100	83,681,415
Merrill Lynch & Co.	1,045,700	56,133,175
Prudential Financial	200,000	18,608,000
SunTrust Banks	622,400 [a]	38,893,776
		621,761,461
Health Care—6.9%
Abbott Laboratories	1,294,700 [a]	72,697,405
Johnson & Johnson	1,892,200 [a]	126,209,740
Medtronic	400,000	20,108,000
Merck & Co.	478,000	27,776,580
Roche Holding, ADR	597,600	51,572,880
		298,364,605
Industrial—8.3%
Caterpillar	550,000	39,908,000
Emerson Electric	1,752,800	99,313,648
General Electric	4,878,000	180,827,460
United Technologies	550,000	42,097,000
		362,146,108
Information Technology—8.7%
Apple	150,000 [b]	29,712,000
Automatic Data Processing	897,100	39,947,863
Cisco Systems	1,350,000 [b]	36,544,500
Intel	4,929,800	131,428,468
Microsoft	2,190,200	77,971,120
QUALCOMM	550,000	21,642,500
Texas Instruments	1,200,000	40,080,000
		377,326,451

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Materials—1.3%
Praxair	622,400	55,213,104
Total Common Stocks
(cost $2,543,352,834)		4,346,706,887

Other Investment—.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $38,578,000)	38,578,000 [c]	38,578,000

Investment of Cash Collateral
for Securities Loaned—2.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $126,970,380)	126,970,380 [c]	126,970,380

Total Investments (cost $2,708,901,214)	103.8%	4,512,255,267
Liabilities, Less Cash and Receivables	(3.8%)	(165,479,001)
Net Assets	100.0%	4,346,776,266

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the fund’s securities on loan is $148,767,376 and the total market value of the collateral held by the fund is $154,539,485, consisting of cash collateral of $126,970,380 and U.S. Government and Agency securities valued at $27,569,105.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Energy	23.6	Industrial	8.3
Consumer Staples	22.1	Health Care	6.9
Consumer Discretionary	14.8	Money Market Investments	3.8
Financial	14.3	Materials	1.3
Information Technology	8.7		103.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $148,767,376)—Note 1(c):
Unaffiliated issuers	2,543,352,834	4,346,706,887
Affiliated issuers	165,548,380	165,548,380
Cash		1,724,042
Dividends and interest receivable		6,899,930
Receivable for shares of Common Stock subscribed		3,353,757
Receivable for investment securities sold		2,686,959
Prepaid expenses		46,914
		4,526,966,869

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		2,401,998
Due to Fayez Sarofim & Co.		1,018,180
Liability for securities on loan—Note 1(c)		126,970,380
Payable for shares of Common Stock redeemed		48,092,070
Interest payable—Note 2		41,686
Accrued expenses		1,666,289
		180,190,603

Net Assets ($)		4,346,776,266

Composition of Net Assets ($):
Paid-in capital		2,538,079,372
Accumulated undistributed investment income—net		1,992,479
Accumulated net realized gain (loss) on investments		3,350,362
Accumulated net unrealized appreciation
(depreciation) on investments		1,803,354,053

Net Assets ($)		4,346,776,266

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		97,251,339
Net Asset Value, offering and redemption price per share ($)		44.70

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $1,462,165 foreign taxes withheld at source):
Unaffiliated issuers	100,457,469
Affiliated issuers	617,070
Income from securities lending	773,204
Total Income	101,847,743
Expenses:
Investment advisory fee—Note 3(a)	12,229,579
Sub-Investment advisory fees—Note 3(a)	11,884,579
Shareholder servicing costs—Note 3(b)	16,087,248
Prospectus and shareholders’ reports	556,287
Directors’ fees and expenses—Note 3(c)	252,497
Custodian fees—Note 3(b)	230,621
Interest expense—Note 2	183,108
Registration fees	101,065
Professional fees	77,441
Loan commitment fees—Note 2	41,172
Miscellaneous	116,132
Total Expenses	41,759,729
Investment Income—Net	60,088,014

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	127,073,623
Net unrealized appreciation (depreciation) on investments	85,819,976
Net Realized and Unrealized Gain (Loss) on Investments	212,893,599
Net Increase in Net Assets Resulting from Operations	272,981,613

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007	2006

Operations ($):
Investment income—net	60,088,014	61,423,751
Net realized gain (loss) on investments	127,073,623	167,064,768
Net unrealized appreciation
(depreciation) on investments	85,819,976	412,416,396
Net Increase (Decrease) in Net Assets
Resulting from Operations	272,981,613	640,904,915

Dividends to Shareholders from ($):
Investment income—net	(60,345,000)	(59,804,759)
Net realized gain on investments	(122,515,821)	(172,821,722)
Total Dividends	(182,860,821)	(232,626,481)

Capital Stock Transactions ($):
Net proceeds from shares sold	948,441,022	929,293,623
Dividends reinvested	161,992,097	205,352,133
Cost of shares redeemed	(1,235,975,893)	(1,623,177,782)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(125,542,774)	(488,532,026)
Total Increase (Decrease) in Net Assets	(35,421,982)	(80,253,592)

Net Assets ($):
Beginning of Period	4,382,198,248	4,462,451,840
End of Period	4,346,776,266	4,382,198,248
Undistributed investment income—net	1,992,479	2,255,218

Capital Share Transactions (Shares):
Shares sold	20,971,014	22,234,797
Shares issued for dividends reinvested	3,658,644	4,702,886
Shares redeemed	(27,464,584)	(39,124,827)
Net Increase (Decrease) in Shares Outstanding	(2,834,926)	(12,187,144)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	43.78	39.75	38.69	37.14	31.20
Investment Operations:
Investment income—net [a]	.62	.61	.53	.52	.42
Net realized and unrealized
gain (loss) on investments	2.24	5.83	1.07	1.55	5.93
Total from Investment Operations	2.86	6.44	1.60	2.07	6.35
Distributions:
Dividends from
investment income—net	(.64)	(.62)	(.54)	(.52)	(.41)
Dividends from net realized
gain on investments	(1.30)	(1.79)	—	—	—
Total Distributions	(1.94)	(2.41)	(.54)	(.52)	(.41)
Net asset value, end of period	44.70	43.78	39.75	38.69	37.14

Total Return (%)	6.54	16.26	4.14	5.57	20.39

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.95	.92	.95	.96
Ratio of net investment income
to average net assets	1.37	1.45	1.35	1.40	1.28
Portfolio Turnover Rate	7.35	1.00	6.81	8.23	4.73

Net Assets, end of period
($ x 1,000)	4,346,776	4,382,198	4,462,452	4,420,163	3,982,040

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example,a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gains or losses on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or Letters of Credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $331,373, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended December 31, 2007.

The fund is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,662,587, undistributed capital gains $2,680,254 and unrealized appreciation $1,803,354,053.

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006, were as follows: ordinary income $65,435,266 and $60,779,172 and long-term capital gains $117,425,555 and $171,847,309, respectively.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $5,753 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2007 was approximately $3,232,200 with a related weighted average annualized interest rate of 5.67% .

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the fund’s net assets at the following annual rates:

Average Net Assets	Dreyfus	Sarofim
0 up to $25 million	44%	.11%
$25 million up to $75 million	37%	.18%
$75 million up to $200 million	33%	.22%
$200 million up to $300 million	29%	.26%
In excess of $300 million	275%	.275%

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2007, the fund was charged $10,960,981 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2007, the fund was charged $1,846,793 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2007, the fund was charged $230,621 pursuant to the custody agreement.

During the period ended December 31, 2007, the fund was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,047,481, shareholder services plan fees $938,937, custodian fees $97,564, chief compliance officer fees $3,616 and transfer agency per account fees $314,400.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2007, amounted to $321,034,079 and $568,583,335, respectively.

At December 31, 2007, the cost of investments for federal income tax purposes was $2,708,901,214; accordingly, accumulated net unrealized appreciation on investments was $1,803,354,053, consisting of $1,839,608,133 gross unrealized appreciation and $36,254,080 gross unrealized depreciation.

The Fund 21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Appreciation Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended,the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 20, 2008

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2007 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $65,435,266 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.Also the fund hereby designates $1.2434 per share as a long-term capital gain distribution and $.0539 per share as a short-term capital gain distribution of the $1.9123 per share paid on December 20, 2007.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 24, 2007, the Board considered the re-approval of the fund’s Investment Advisory Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) with Fayez Sarofim & Co. (“Sarofim & Co.”), pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex generally, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, comparing the fund’s performance to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected by Lipper.The Board members had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe as well as the Expense Group and Expense Universe (discussed below). The Board members noted that the fund’s performance for various periods ended May 31, 2007 was higher than the Performance Group median for the one-year period ended May 31, 2007, and lower than the median for each other reported time period.The Board noted that the fund’s performance was higher than the Performance Universe median for the one- year period ended May 31, 2007, equal to the median for the ten-year period ended May 31, 2007, and lower than the median for each other reported time period.The Board members discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during the periods the fund had underperformed.A representative of the Manager noted that high quality, mega-cap stocks had been out of favor for a long period of time but appear to be returning to favor.The representatives of the Manager noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in high quality companies that are predominantly “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted.The Manager also provided the Board with the fund’s total return performance for the past 10 calendar years in comparison to the Standard & Poor’s Composite Stock Index (the “Index”), and noted that the fund had outperformed the Index in 5 of the past 10 calendar years, including 2006.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund’s management fee and expense ratio compared to a comparable group of funds (the “Expense Group”) that were composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”) each selected and provided by Lipper.The Board noted that the fund’s management fee and total expense ratio were lower than or equal to the Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager, Sarofim & Co. or their affiliates by mutual funds managed by the Manager, Sarofim & Co. or their affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”). The Board members also reviewed the fees paid by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Separate Accounts and the differences, from the Manager’s and Sarofim

& Co.’s perspective, as applicable, in management of the Separate Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee.

The Board considered the fee paid to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit and the dollar amount of expenses allocated and profit received by Sarofim & Co. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which,like the consultant,found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and Sarofim & Co. and their affiliates from acting as investment adviser and sub-investment adviser, respectively, to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s and Sarofim & Co.’s profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement and Sub-Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by the Manager and Sarofim & Co., respectively, including the nature, extent and quality of such services.The Board members also discussed the profitability percentages determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the Manager’s and Sarofim & Co.’s respective profitability percentages for managing the fund were not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Sarofim & Co. to the fund are adequate and appropriate.
  The Board noted the improvement in the fund’s performance for the one-year period ended May 31, 2007, but remained concerned with the fund’s longer-term performance. However, the Board understood that the fund’s performance was consistent with Sarofim & Co.’s investment approach during all periods, which involves investments in high quality mega-cap companies, and that, for a significant period of time, such companies have been out of favor but appear to have come back into favor recently.While management assured the Board members that portfolio management had been consistent with the strategy description in fund materials and Sarofim & Co.’s stated investment style, the Board determined to continue to closely mon- itor performance.
  The Board concluded that the fees paid by the fund to the Manager and Sarofim & Co. were reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager or Sarofim & Co. and their affiliates in connection with the management of the fund had been adequately considered by the Manager and Sarofim & Co. in connection with the advisory fee rates charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

Clifford L. Alexander, Jr. (74)
Board Member (1981)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 51

David W. Burke (71)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Peggy C. Davis (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 64

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Diane Dunst (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 23

———————
Ernest Kafka (75)
Board Member (1981)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 23

Nathan Leventhal (64)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
• Mayor’s Committee on Appointments, Chairman
No. of Portfolios for which Board Member Serves: 23

Jay I. Meltzer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 23

Daniel Rose (78)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 32

Warren B. Rudman (77)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Stonebridge International LLC, Co-Chairman
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Boston Scientific, Director
• D.B. Zwirn & Co.,Vice Chairman of the International Advisory Board
No. of Portfolios for which Board Member Serves: 33

Sander Vanocur (79)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 32

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund	31

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

32

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 33

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,789 in 2006 and $32,789 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,362 in 2006 and $3,323 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $7,289 in 2006 and $0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $383,726 in 2006 and $1,889,332 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.
By:	/s/ J. David Officer
J. David Officer
President

Date:	February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 25, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 25, 2008

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)